Exhibit 99.2
Clearwire Corporation
2008 Unaudited Quarterly Pro Forma
Financial Information

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

			9 months ended
	3 months ended	6 months ended	September 30,	12 months ended
	March 31, 2008	June 30, 2008	2008	December 31, 2008

REVENUES	$51,528	$110,091	$170,930	$230,646
OPERATING EXPENSES:
Cost of goods and services and network costs	65,035	132,805	208,351	285,759
Selling, general and administrative expense	139,801	261,854	374,688	484,421
Depreciation and amortization	26,611	54,732	86,932	128,602
Spectrum lease expense	65,518	114,538	174,092	250,184

Total operating expenses	296,965	563,929	844,063	1,148,966

OPERATING LOSS	(245,437)	(453,838)	(673,133)	(918,320)
OTHER INCOME (EXPENSE):
Interest income	8,754	12,583	16,051	18,569
Interest expense	(47,427)	(95,170)	(143,683)	(192,588)
Other-than-temporary impairment loss and realized loss on investments	(4,849)	(32,767)	(42,120)	(78,447)
Other income (expense), net	73	(1,424)	(2,099)	(10,968)

Total other income (expense), net	(43,449)	(116,778)	(171,851)	(263,434)

INCOME (LOSS) BEFORE INCOME TAXES	(288,886)	(570,616)	(844,984)	(1,181,754)
Income tax provision	—	—	—	—

NET LOSS	(288,886)	(570,616)	(844,984)	(1,181,754)
Less: non-controlling interests in net loss of consolidated subsidiaries	212,447	419,533	621,190	867,608

NET LOSS ATTRIBUTABLE TO CLEARWIRE	$(76,439)	$(151,083)	$(223,794)	$(314,146)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic	$(0.39)	$(0.78)	$(1.15)	$(1.62)
Diluted	$(0.41)	$(0.81)	$(1.26)	$(1.73)

Weighted average Class A Common Shares outstanding:
Basic	194,484	194,484	194,484	194,484
Diluted	723,307	723,307	723,307	723,307
Clearwire Corporation
Summary of Pro Forma Financial Data — YTD
(In thousands)
(Unaudited)

			Nine months ended
	3 months ended	6 months ended	September 30,	Twelve months ended
	March 31, 2008	June 30, 2008	2008	December 31, 2008
	Pro Forma	Pro Forma	Pro Forma	Pro Forma

REVENUES	$51,528	$110,091	$170,930	$230,646
OPERATING EXPENSES:
Cost of goods and services and network costs (exclusive of items shown separately below)	65,035	132,805	208,351	285,759
Selling, general and administrative expense	139,801	261,854	374,688	484,421
Depreciation and amortization	26,611	54,732	86,932	128,602
Spectrum lease expense	65,518	114,538	174,092	250,184

Total operating expenses	296,965	563,929	844,063	1,148,966

OPERATING LOSS	(245,437)	(453,838)	(673,133)	(918,320)

LESS NON CASH ITEMS
Spectrum Lease Expense	39,931	58,005	79,964	112,944
Tower & Building Rents	5,020	12,269	21,854	30,524
Stock Compensation	10,712	23,744	33,739	44,570
Depreciation and amortization	26,611	54,732	86,932	128,602

Total non cash	82,274	148,750	222,489	316,640

ADJUSTED OIBDA (1)	(163,163)	(305,088)	(450,644)	(601,680)
Adjusted OIBDA Margin	-317%	-277%	-264%	-261%

(1)	Adjusted OIBDA is a non-GAAP financial measure. Adjusted OIBDA is defined as consolidated operating loss less depreciation and amortization expenses, non cash expenses related to capital assets (towers, spectrum leases and buildings) and stock-based compensation expense. In a capital-intensive industry, management believes Adjusted OIBDA, as well as the associated percentage margin calculation, to be meaningful measures of the company’s operating performance. We provide Adjusted OIBDA as a supplemental performance measure because management believes it facilitates comparisons of the company’s operating performance from period to period and comparisons of the company’s operating performance to that of other companies by backing out potential differences caused by non-cash expenses related to long-term capital assets and leases, and share-based compensation. Because Adjusted OIBDA facilitates internal comparisons of our historical operating performance, management also uses Adjusted OIBDA for business planning purposes and in measuring our performance relative to that of our competitors. In addition, we believe that Adjusted OIBDA and similar measures are widely used by investors, financial analysts and credit rating agencies as a measure of our financial performance over time and to compare our financial performance with that of other companies in our industry.

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three months ended March 31, 2008
	Historical
	3 month period		Purchase		Clearwire
	Clearwire	3 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$—	$51,528	$—		51,528
OPERATING EXPENSES:
Cost of goods and services and network costs	26,861	38,174	—		65,035
Selling, general and administrative expense	40,255	99,546	—		139,801
Depreciation and amortization	6,770	28,085	(13,482)	(b)	26,611
			5,238	(b)
Spectrum lease expense	21,215	35,685	9,317	(c)	65,518
			(699)	(d)

Total operating expenses	95,101	201,490	374		296,965

OPERATING LOSS	(95,101)	(149,962)	(374)		(245,437)
OTHER INCOME (EXPENSE):
Interest income	285	8,469	—		8,754
Interest expense	—	(28,594)	28,410	(g)	(47,427)
			(47,243	)(h)
Other-than-temporary impairment loss and realized loss on investments	—	(4,849)	—		(4,849)
Other income (expense), net	1,546	(774)	(699)	(d)	73

Total other income (expense), net	1,831	(25,748)	(19,532)		(43,449)

LOSS BEFORE INCOME TAXES	(93,270)	(175,710)	(19,906)		(288,886)
Income tax provision	(4,167)	(1,916)	6,083	(i)	—

NET LOSS	(97,437)	(177,626)	(13,823)		(288,886)
Less: non-controlling interests in net loss of consolidated subsidiaries	—	1,237	211,210	(j)	212,447

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(97,437)	$(176,389)	$197,387		$(76,439)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic		$(1.08)			$(0.39) (3)

Diluted		$(1.08)			$(0.41) (3)

Weighted average Class A Common Shares outstanding:
Basic		164,056			194,484 (3)

Diluted		164,056			723,307 (3)

     CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three months ended June 30, 2008
	Historical
	3 month period		Purchase		Clearwire
	Clearwire	3 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$—	$58,563	$—		$58,563
OPERATING EXPENSES:
Cost of goods and services and network costs	25,577	42,193	—		67,770
Selling, general and administrative expense	26,691	95,362	—		122,053
Depreciation and amortization	9,532	28,901	(14,886)	(b)	28,121
			4,574	(b)
Spectrum lease expense	11,879	28,522	9,317	(c)	49,020
			(698)	(d)
Transaction costs	—	10,224	(10,224)	(e)	—

Total operating expenses	73,679	205,202	(11,917)		266,964

OPERATING LOSS	(73,679)	(146,639)	11,917		(208,401)
OTHER INCOME (EXPENSE):
Interest income	—	3,829	—		3,829
Interest expense	(232)	(25,711)	25,884	(g)	(47,743)
			(47,684)	(h)
Other-than-temporary impairment loss and realized loss on investments	—	(27,918)	—		(27,918)
Other income (expense), net	1,256	(2,055)	(698)	(d)	(1,497)

Total other income (expense), net	1,024	(51,855)	(22,498)		(73,329)

LOSS BEFORE INCOME TAXES	(72,655)	(198,494)	(10,581)		(281,730)
Income tax provision	(6,911)	(1,668)	8,579	(i)	—

NET LOSS	(79,566)	(200,162)	(2,002)		(281,730)
Less: non-controlling interests in net loss of consolidated subsidiaries	—	1,108	205,978	(j)	207,086

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(79,566)	$(199,054)	$203,976		$(74,644)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic		$(1.21)			$(0.38) (3)

Diluted		$(1.21)			$(0.40) (3)

Weighted average Class A Common Shares outstanding:
Basic		164,129			194,484 (3)

Diluted		164,129			723,307 (3)

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Six months ended June 30, 2008
	Historical
	6 month period		Purchase		Clearwire
	Clearwire	6 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$—	$110,091	$—		$110,091
OPERATING EXPENSES:
Cost of goods and services and network costs	52,438	80,367	—		132,805
Selling, general and administrative expense	66,946	194,908	—		261,854
Depreciation and amortization	16,302	56,986	(28,368)	(b)	54,732
			9,812	(b)
Spectrum lease expense	33,094	64,207	18,634	(c)	114,538
			(1,397)	(d)
Transaction costs	—	10,224	(10,224)	(e)	—

Total operating expenses	168,780	406,692	(11,543)		563,929

OPERATING LOSS	(168,780)	(296,601)	11,543		(453,838)
OTHER INCOME (EXPENSE):
Interest income	285	12,298	—		12,583
Interest expense	(232)	(54,305)	54,294	(g)	(95,170)
			(94,927)	(h)
Other-than-temporary impairment loss and realized loss on investments	—	(32,767)	—		(32,767)
Other income (expense), net	2,802	(2,829)	(1,397)	(d)	(1,424)

Total other income (expense), net	2,855	(77,603)	(42,030)		(116,778)

LOSS BEFORE INCOME TAXES	(165,925)	(374,204)	(30,487)		(570,616)
Income tax provision	(11,078)	(3,584)	14,662	(i)	—

NET LOSS	(177,003)	(377,788)	(15,825)		(570,616)
Less: non-controlling interests in net loss of consolidated subsidiaries	—	2,345	417,188	(j)	419,533

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(177,003)	$(375,443)	$401,363		$(151,083)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic		$(2.29)			$(0.78) (3)

Diluted		$(2.29)			$(0.81) (3)

Weighted average Class A Common Shares outstanding:
Basic		164,096			194,484 (3)

Diluted		164,096			723,307 (3)

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three months ended September 30, 2008
	Historical
	3 month period		Purchase		Clearwire
	Clearwire	3 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$—	$60,839	$—		$60,839
OPERATING EXPENSES:
Cost of goods and services and network costs	31,147	44,399	—		75,546
Selling, general and administrative expense	27,992	84,842	—		112,834
Depreciation and amortization	12,984	28,604	(14,543)	(b)	32,200
			5,155	(b)
Spectrum lease expense	18,741	32,194	9,317	(c)	59,554
			(698)	(d)
Transaction costs	—	4,932	(4,932)	(e)	—

Total operating expenses	90,864	194,971	(5,701)		280,134

OPERATING LOSS	(90,864)	(134,132)	5,701		(219,295)
OTHER INCOME (EXPENSE):
Interest income	—	3,468	—		3,468
Interest expense	—	(24,726)	24,356	(g)	(48,513)
			(48,143)	(h)
Other-than-temporary impairment loss and realized loss on investments	—	(9,353)	—		(9,353)
Other income (expense), net	1,135	(1,112)	(698)	(d)	(675)

Total other income (expense), net	1,135	(31,723)	(24,485)		(55,073)

LOSS BEFORE INCOME TAXES	(89,729)	(165,855)	(18,784)		(274,368)
Income tax provision	(47,874)	(1,781)	49,655	(i)	—

NET LOSS	(137,603)	(167,636)	30,871		(274,368)
Less: non-controlling interests in net loss of consolidated subsidiaries	—	1,061	200,596	(j)	201,657

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(137,603)	$(166,575)	$231,467		$(72,711)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic		$(1.01)			$(0.37) (3)

Diluted		$(1.01)			$(0.45) (3)

Weighted average Class A Common Shares outstanding:
Basic		164,232			194,484 (3)

Diluted		164,232			723,307 (3)

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Nine months ended September 30, 2008
	Historical
	9 month period		Purchase		Clearwire
	Clearwire	9 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$—	$170,930	$—		$170,930
OPERATING EXPENSES:
Cost of goods and services and network costs	83,585	124,766	—		208,351
Selling, general and administrative expense	94,938	279,750	—		374,688
Depreciation and amortization	29,286	85,590	(42,911	)(b)	86,932
			14,967	(b)
Spectrum lease expense	51,835	96,401	27,951	(c)	174,092
			(2,095	)(d)
Transaction costs	—	15,156	(15,156	)(e)	—

Total operating expenses	259,644	601,663	(17,244)		844,063

OPERATING LOSS	(259,644)	(430,733)	17,244		(673,133)
OTHER INCOME (EXPENSE):
Interest income	285	15,766	—		16,051
Interest expense	(232)	(79,031)	78,650	(g)	(143,683)
			(143,070	)(h)
Other-than-temporary impairment loss and realized loss on investments	—	(42,120)	—		(42,120)
Other income (expense), net	3,937	(3,941)	(2,095	)(d)	(2,099)

Total other income (expense), net	3,990	(109,326)	(66,515)		(171,851)

LOSS BEFORE INCOME TAXES	(255,654)	(540,059)	(49,271)		(844,984)
Income tax provision	(58,952)	(5,365)	64,317	(i)	—

NET LOSS	(314,606)	(545,424)	15,046		(844,984)
Less: non-controlling interests in net loss of consolidated subsidiaries	—	3,406	617,784	(j)	621,190

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(314,606)	$(542,018)	$632,830		$(223,794)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic		$(3.30)			$(1.15	)(3)

Diluted		$(3.30)			$(1.26	)(3)

Weighted average Class A Common Shares outstanding:
Basic		164,145			194,484	(3)

Diluted		164,145			723,307	(3)

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three months ended December 31, 2008
	Historical
	3 month period		Purchase		Clearwire
	Clearwire	2 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$20,489	$39,227	$—		$59,716
OPERATING EXPENSES:
Cost of goods and services and network costs	47,904	29,504	—		77,408
Selling, general and administrative expense	56,002	92,631	(38,900)	(a)	109,733
Depreciation and amortization	28,860	19,227	(9,954)	(b)	41,670

			3,537	(b)
Spectrum lease expense	38,197	32,149	6,212	(c)	76,092

			(466)	(d)
Transaction costs	82,960	31,010	(33,397)	(e)	—

			(80,573)	(f)

Total operating expenses	253,923	204,521	(153,541)		304,903

OPERATING LOSS	(233,434)	(165,294)	153,541		(245,187)
OTHER INCOME (EXPENSE):
Interest income	806	1,712	—		2,518
Interest expense	(16,313)	(15,407)	15,405	(g)	(48,905)
			(32,590)	(h)
Other-than-temporary impairment loss and realized loss on investments	(17,036)	(19,291)	—		(36,327)
Other income (expense), net	(9,109)	706	(466)	(d)	(8,869)

Total other income (expense), net	(41,652)	(32,280)	(17,651)		(91,583)

LOSS BEFORE INCOME TAXES	(275,086)	(197,574)	135,890		(336,770)
Income tax provision	(2,655)	(14)	2,669	(i)	—

NET LOSS	(277,741)	(197,588)	138,559		(336,770)
Less: non-controlling interests in net loss of consolidated subsidiaries	159,721	86	86,611	(j)	246,418

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(118,020)	$(197,502)	$225,170		$(90,352)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic					$(0.46) (3)

Diluted					$(0.47) (3)

Weighted average Class A Common Shares outstanding:
Basic					194,484 (3)

Diluted					723,307 (3)

CLEARWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Twelve months ended December 31, 2008
	Historical
	12 month period		Purchase		Clearwire
	Clearwire	11 month period	Accounting		Corporation
	Corporation (1)	Old Clearwire	and Other (2)		Pro Forma
REVENUES:	$20,489	$210,157	$—		$230,646
OPERATING EXPENSES:
Cost of goods and services and network costs	131,489	154,270	—		285,759
Selling, general and administrative expense	150,940	372,381	(38,900)	(a)	484,421
Depreciation and amortization	58,146	104,817	(52,865)	(b)	128,602

			18,504	(b)
Spectrum lease expense	90,032	128,550	34,163	(c)	250,184
			(2,561)	(d)
Transaction costs	82,960	46,166	(48,553)	(e)	—
			(80,573)	(f)

Total operating expenses	513,567	806,184	(170,785)		1,148,966

OPERATING LOSS	(493,078)	(596,027)	170,785		(918,320)
OTHER INCOME (EXPENSE):
Interest income	1,091	17,478	—		18,569
Interest expense	(16,545)	(94,438)	94,055	(g)	(192,588)
			(175,660)	(h)
Other-than-temporary impairment loss and realized loss on investments	(17,036)	(61,411)	—		(78,447)
Other income (expense), net	(5,172)	(3,235)	(2,561)	(d)	(10,968)

Total other income (expense), net	(37,662)	(141,606)	(84,166)		(263,434)

LOSS BEFORE INCOME TAXES	(530,740)	(737,633)	86,619		(1,181,754)
Income tax provision	(61,607)	(5,379)	66,986	(i)	—

NET LOSS	(592,347)	(743,012)	153,605		(1,181,754)
Less: non-controlling interests in net loss of consolidated subsidiaries	159,721	3,492	704,395	(j)	867,608

NET LOSS ATTRIBUTABLE TO CLEARWIRE CORPORATION	$(432,626)	$(739,520)	$858,000		$(314,146)

Net loss attributable to Clearwire Corporation per Class A Common Share:
Basic					$(1.62) (3)

Diluted					$(1.73) (3)

Weighted average Class A Common Shares outstanding:
Basic					194,484 (3)

Diluted					723,307 (3)

Notes to Clearwire Corporation
Unaudited Pro Forma Condensed Combined Statements of Operations
1. Basis of Presentation
          On November 28, 2008, (the “Closing”), Clearwire Corporation, (“Clearwire”), completed the transactions contemplated by the Transaction Agreement and Plan of Merger dated as of May 7, 2008, as amended, (the “Transaction Agreement”), with Clearwire Legacy LLC, (“Old Clearwire”), Sprint Nextel Corporation, (“Sprint”), Comcast Corporation, (“Comcast”), Time Warner Cable Inc., (“Time Warner Cable”), Bright House Networks, LLC, (“Bright House”), and Google Inc., (“Google”). For accounting purposes, the transactions, (the “Transactions”) were accounted for under SFAS No. 141 and treated as a reverse acquisition with the WiMAX business contributed from Sprint, (“Sprint WiMAX Business”), deemed to be the accounting acquirer.
          At the Closing, Comcast, Time Warner Cable, Bright House, Google, known collectively as the Investors, made an aggregate $3.2 billion capital contribution to Clearwire and its subsidiary, Clearwire Communications LLC, (“Clearwire Communications”). In exchange for the contribution of the Sprint WiMAX Business and their investments, as applicable, Google initially received 25,000,000 shares of Clearwire’s Class A Common Stock, par value $0.0001 per share, (“Clearwire Class A Common Stock”) and Sprint and the other Investors received an aggregate of 505,000,000 shares of Clearwire’s Class B Common Stock, par value $0.0001 per share, (“Clearwire Class B Common Stock”) and an equivalent amount of Clearwire Communications Class B non-voting common interest, (“Clearwire Communications Class B Common Interests”). The number of shares of Clearwire Class A and B Common Stock and Clearwire Communications Class B Common Interests, as applicable, that the Investors were entitled to receive under the Transaction Agreement was subject to a post-closing adjustment based on the trading price of Clearwire Class A Common Stock on NASDAQ over 15 randomly-selected trading days during the 30-day period ending on the 90th day after the Closing, or February 26, 2009 (“the Adjustment Date”), with a floor of $17.00 per share and a cap of $23.00 per share. During the measurement period, Clearwire Class A Common Stock traded below $17.00 per share on NASDAQ, so on the Adjustment Date, we issued to the Investors an additional 4,411,765 shares of Clearwire Class A Common Stock and 23,823,529 shares of Clearwire Class B Common Stock and Clearwire Communications Class B Common Interests to reflect the $17.00 final price per share. Additionally, in accordance with the subscription agreement, on February 27, 2009, CW Investment Holdings, LLC purchased 588,235 shares of Clearwire Class A Common Stock at $17.00 per share for a total investment of $10 million. For the purposes of determining the number of shares outstanding within the unaudited pro forma condensed combined statements of operations, we assumed that the additional shares and common interests issued to the Investors and CW Investment Holdings LLC on the Adjustment Date and February 27, 2009, respectively, were issued as of the Closing and that the Closing was consummated on January 1, 2008.
          After giving effect to the Transactions, the post-closing adjustment and the investment by CW Investment Holdings LLC, Sprint owns the largest interest in Clearwire with an effective voting and economic interest in Clearwire and its subsidiaries of approximately 51 percent.
          In connection with the integration of the Sprint WiMAX Business and Old Clearwire operations, we expect that certain non-recurring charges will be incurred. We also expect that certain synergies might be realized due to operating efficiencies or future revenue synergies expected to result from the Transactions. However, in preparing the unaudited pro forma condensed combined statements of operations which gives effect to the Transactions as if they were consummated on January 1, 2008, no pro forma adjustments have been reflected to consider any such costs or benefits.
2. Pro Forma Adjustments related to Purchase Accounting for the three and six months ended June 30, 2008
          The pro forma adjustments related to purchase accounting have been derived from the preliminary allocation of the purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of Old Clearwire, including the allocation of the excess of the estimated fair value of net assets acquired over the purchase price. The allocation of the purchase consideration is preliminary and based on valuations derived from estimated fair value assessments and assumptions used by management. While management believes that its preliminary estimates and assumptions underlying the valuations are reasonable, different estimates and assumptions could result in different values being assigned to individual assets acquired and liabilities assumed, and the resulting amount of the excess of estimated fair value of net assets acquired over the purchase price. The final purchase price allocation is pending the finalization of appraisal valuations primarily related to spectrum and fixed assets acquired, which may result in an adjustment to the preliminary purchase price allocation.
          Article 11 of Regulation S-X requires that pro forma adjustments reflected in the unaudited pro forma statements of operations are directly related to the transaction for which pro forma financial information is presented and have a continuing impact on the results of operations. Certain charges have been excluded in the unaudited pro forma condensed combined statements of operations as such charges were incurred in direct connection with or at the time of the Transactions and are not expected to have an ongoing impact on the results of operations after the Closing.
          a. Represents the accelerated vesting of stock options for certain members of management upon the Closing, which resulted in a one-time charge of approximately $38.9 million recorded by Old Clearwire in its historical financial statements for the 2 months and 11 months ended November 28, 2008. As these are non-recurring charges directly attributable to the Transactions, they are excluded from the unaudited pro forma condensed combined statements of operations.
          b. Represents adjustments in the depreciation expense on a pro forma basis related to items of Old Clearwire property, plant and equipment that are being depreciated over their estimated remaining useful lives on a straight-line basis. The reduction in depreciation expense results from a decrease in the carrying value of Old Clearwire property, plant and equipment due to the allocation of the excess of the estimated fair value of net assets acquired over the purchase price used in purchase accounting for the Transactions.
          c. Represents adjustments to record amortization on a pro forma basis related to Old Clearwire spectrum lease contracts and other intangible assets over their estimated weighted average remaining useful lives on a straight-line basis. The increase in the amortization expense results from an increase in the carrying value of the Old Clearwire spectrum lease contracts and other intangible assets resulting from purchase accounting.
          d. Represents the elimination of intercompany other income and related expenses associated with the historical agreements pre-Closing between the Sprint WiMAX Business and Old Clearwire where Old Clearwire leased spectrum licenses from the Sprint WiMAX Business. The other income and related expense adjustments are as follows (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Intercompany other income and related expenses	$699	$698	$698	$466

	Three Months	Six Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Intercompany other income and related expenses	$699	$1,397	$2,095	$2,561

     e. Represents the reversal of transaction costs recorded in the Old Clearwire historical financial statements. As these are non-recurring charges directly attributable to the Transactions, they are excluded from the unaudited pro forma condensed combined statements of operations for all period presented. The reversal of the transaction costs are as follows (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Investment banking fees	$—	$6,000	$—	$27,360
Other professional fees	—	4,224	4,932	6,037

Total transaction costs	$—	$10,224	$4,932	$33,397

	Three Months	Six Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Investment banking fees	$—	$6,000	$6,000	$33,360
Other professional fees	—	4,224	9,156	15,193

Total transaction costs	$—	$10,224	$15,156	$48,553

     f. Prior to the Closing, Sprint leased spectrum to Old Clearwire through various spectrum lease agreements. As part of the Transactions, Sprint contributed both the spectrum lease agreements and the spectrum assets underlying those agreements. As a result of the Transactions, the spectrum lease agreements were effectively terminated, and the settlement of those agreements was accounted for as a separate element from the business combination. A settlement loss of $80.6 million resulted from the termination as the agreements were considered to be unfavorable to Clearwire relative to current market rates. This one-time charge recorded by Clearwire at the closing is excluded from the unaudited pro forma condensed combined statements of operations.
     g. Prior to the Closing, Old Clearwire refinanced the Senior Term Loan Facility and renegotiated the loan terms. Historical interest expense related to the Senior Term Loan Facility before the refinancing and amortization of the deferred financing fees recorded by Old Clearwire has been reversed as if the Transactions were consummated on January 1, 2008. A summary of the adjustments are as follows (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Historical interest expense	$28,410	$25,884	$24,356	$15,405

	Three Months	Six Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Historical interest expense	$28,410	$54,294	$78,650	$94,055
     h. Represents the adjustment to record pro forma interest expense assuming the Senior Term Loan Facility, including the Sprint Pre-Closing financing (as defined in the Transaction Agreement) under the Amended Credit Agreement (as defined below), was outstanding as of January 1, 2008. The Closing would have resulted in an event of default under the terms of the credit agreement underlying the Senior Term Loan Facility unless the consent of the lenders was obtained. On November 21, 2008, Old

Clearwire entered into the Amended and Restated Credit Agreement with the lenders to obtain their consent and to satisfy other conditions to closing under the Transaction Agreement (the “Amended Credit Agreement”). The Amended Credit Agreement resulted in additional fees to be paid and adjustments to the underlying interest rates. The Sprint Pre-Closing Financing was assumed by Clearwire on the Closing, as a result of the financing of the Sprint WiMAX Business operations by Sprint for the period from April 1, 2008 through the Closing, and added as an additional tranche of term loans under the Amended Credit Agreement.
     Pro forma interest expense was calculated over the period using the effective interest method of approximately 14.0 percent. Pro forma interest expense also reflects an adjustment to accrete the debt to par value. Pro forma interest expense was calculated based on the contractual terms under the Amended Credit Agreement, assuming a term equal to its contractual maturity of 30 months and the underlying interest rate was the LIBOR loan base rate of 2.75 percent, as the 3 month LIBOR rate in effect at the Closing was less than the base rate, plus the applicable margin. The calculation assumed an applicable margin of 6.00 percent and additional rate increases as specified in the Amended Credit Agreement over the term of the loan. Total interest expense on a pro forma basis does not include an adjustment for capitalized interest. The adjustments to record pro forma interest expense are as follows (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma interest expense	$47,243	$47,684	$48,143	$32,590

	Three Months	Six Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma interest expense	$47,243	$94,927	$143,070	$175,660
A one-eighth percentage change in the interest rate would increase or decrease interest expense by the following (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
One-eighth percentage change in the interest rate	$427	$431	$435	$295

	Three Months	Six Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
One-eighth percentage change in the interest rate	$427	$858	$1,293	$1,588
     i. Represents the adjustment to reflect the pro forma income tax expense for the three months ended March 31, 2008, the three and six months ended June 30, 2008, the three and nine months ended September 30, 2008 and the three and twelve months ended December 31, 2008, which was determined by computing the pro forma effective tax rates for each period presented, giving effect to the Transactions. Clearwire expects to generate net operating losses into the foreseeable future and thus has recorded a valuation allowance for the deferred tax assets not expected to be realized. Therefore, for the periods presented, no tax benefit was recognized.

     j. Represents the allocation of a portion of the pro forma combined net loss to the non-controlling interests in consolidated subsidiaries based on Sprint’s and the Investors’ (other than Google) ownership of the Clearwire Communications Class B Common Interests upon Closing of the Transactions and reflects the contribution by CW Investment Holdings LLC and the Investors at $17.00 per share following the post-closing adjustment. This adjustment is based on pre-tax loss since income tax consequences associated with any loss allocated to the Clearwire Communications Class B Common Interests will be incurred directly by Sprint and the Investors (other than Google and CW Investment Holdings LLC).
3. Pro Forma Loss per Share
     The Clearwire combined pro forma net loss per Class A common share presented below assumes the closing of the Transactions and that the Clearwire Class A and B Common Stock and Clearwire Communications Class B Common Interests issued to Sprint, the Investors and CW Investment Holdings LLC were outstanding from January 1, 2008 and reflects the resolution of the post-closing price adjustment at $17.00 per share. The shares of Clearwire Class B Common Stock have nominal equity rights. These shares have no right to dividends of Clearwire and no right to any proceeds on liquidation other than the par value of Clearwire Class B Common Stock.
     The following table presents the pro forma number of Clearwire shares outstanding as if the Transactions had been consummated on January 1, 2008 (in thousands):

	Basic	Diluted

Clearwire Class A Common Stock held by existing stockholders(i)	164,484	164,484
Clearwire Class A Common Stock sold to Google(i)	29,412	29,412
Clearwire Class A Common Stock sold to CW Investment Holdings LLC(i)	588	588
Clearwire Class B Common Stock issued to Sprint(ii)	—	370,000
Clearwire Class B Common Stock sold to Comcast(ii)	—	61,765
Clearwire Class B Common Stock sold to Intel(ii)	—	58,823

Clearwire Class B Common Stock sold to Time Warner Cable(ii)	—	32,353

Clearwire Class B Common Stock sold to Bright House Networks(ii)	—	5,882

Weighted average Clearwire Class A Common Stock outstanding	194,484	723,307

(i)	Shares outstanding related to Clearwire Class A Common Stock held by existing stockholders has been derived from the sum of the number of shares of Old Clearwire Class A Common Stock and Old Clearwire’s Class B Common Stock issued and outstanding at November 28, 2008, subject to conversion into the right to receive one share of Clearwire Class A Common Stock.

The basic weighted average shares outstanding related to Clearwire Class A Common Stock are the shares issued in the Transactions and assumed to be outstanding for the entire period for which loss per share is being calculated.

The computation of pro forma diluted Clearwire Class A Common Stock did not include the effects of the following options, restricted stock units and warrants as the inclusion of these securities would have been anti-dilutive (in thousands):

As of November
28, 2008
Stock options	18,431
Warrants	17,806
Restricted stock units	1,238

37,475

(ii)	Holders of Clearwire Class B Common Stock will be entitled at any time to exchange one share of Clearwire Class B Common Stock, in combination with one Clearwire Communications Class B Common Interest, for one share of Clearwire Class A Common Stock.
     Shares of Clearwire Class B Common Stock have no impact on pro forma basic net loss per share because they do not participate in net income (loss) attributable to Clearwire or distributions. However, the hypothetical exchange of Clearwire Communications Class B Common Interests together with Clearwire Class B Common Stock for Clearwire Class A Common Stock may have a dilutive effect on pro forma diluted loss per Class A common share due to certain tax effects. As previously mentioned, that exchange would result in a decrease to the non-controlling interests and a corresponding increase in net loss attributable to the Clearwire Class A Common Stock. Further, to the extent that all of the Clearwire Communications Class B Common Interests and Clearwire Class B Common Stock are converted to Clearwire Class A Common Stock on a pro forma basis, the partnership structure is assumed to no longer exist and Clearwire would be required to recognize a tax charge related to indefinite lived intangible assets. Net loss available to holders of Clearwire Class A Common Stock, assuming conversion of the Clearwire Communications Class B Common Interests and Clearwire Class B Common Stock, is as follows (in thousands):

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss	$(76,439)	$(74,644)	$(72,711)	$(90,352)
Non-controlling interests in net loss of consolidated subsidiaries	(212,447)	(207,086)	(201,657)	(246,418)
Less: Pro forma tax adjustment resulting from dissolution of Clearwire Communications LLC.	(6,083)	(8,579)	(49,655)	(2,669)

Net loss available to Clearwire Class A Common Stockholders, assuming the exchange of Clearwire Class B Common Stock and Clearwire Communications Class B Common Interests to Clearwire Class A Common Stock	$(294,969)	$(290,309)	$(324,023)	$(339,439)

	Three Months	Six Months	Nine Months
	Ended	Ended	Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss	$(76,439)	$(151,083)	$(223,794)	$(314,146)
Non-controlling interests in net loss of consolidated subsidiaries	(212,447)	(419,533)	(621,190)	(867,608)
Less: Pro forma tax adjustment resulting from dissolution of Clearwire Communications LLC.	(6,083)	(14,662)	(64,317)	(66,986)

Net loss available to Clearwire Class A Common Stockholders, assuming the exchange of Clearwire Class B Common Stock and Clearwire Communications Class B Common Interests to Clearwire Class A Common Stock	$(294,969)	$(585,278)	$(909,301)	$(1,248,740)

     The pro forma net loss per share available to holders of Clearwire Class A Common Stock is calculated as follows (in thousands, except per share amounts):

	Basic Pro Forma Net Loss Per Share
	Three months ended:
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss available Clearwire Class A Common Stockholders	$(76,439)	$(74,644)	$(72,711)	$(90,352)
Weighted average Clearwire Class A Common Stock outstanding	194,484	194,484	194,484	194,484

Basic pro forma net loss per share of Clearwire Class A Common Stock	$(0.39)	$(0.38)	$(0.37)	$(0.46)

	Diluted Pro Forma Net Loss Per Share
	Three months ended:
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss available Clearwire Class A Common Stockholders	$(294,969)	$(290,309)	$(324,023)	$(339,439)
Weighted average Clearwire Class A Common Stock outstanding	723,307	723,307	723,307	723,307

Diluted pro forma net loss per share of Clearwire Class A Common Stock	$(0.41)	$(0.40)	$(0.45)	$(0.47)

     The pro forma net loss per share available to holders of Clearwire Class A Common Stock is calculated as follows (in thousands, except per share amounts):

	Basic Pro Forma Net Loss Per Share
	Three Months	Six Months	Nine Months
	Ended	Ended	Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss available Clearwire Class A Common Stockholders	$(76,439)	$(151,083)	$(223,794)	$(314,146)
Weighted average Clearwire Class A Common Stock outstanding	194,484	194,484	194,484	194,484

Basic pro forma net loss per share of Clearwire Class A Common Stock	$(0.39)	$(0.78)	$(1.15)	$(1.62)

	Diluted Pro Forma Net Loss Per Share
	Three Months	Six Months	Nine Months
	Ended	Ended	Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008
Pro forma net loss available Clearwire Class A Common Stockholders	$(294,969)	$(585,278)	$(909,301)	$(1,248,740)
Weighted average Clearwire Class A Common Stock outstanding	723,307	723,307	723,307	723,307

Diluted pro forma net loss per share of Clearwire Class A Common Stock	$(0.41)	$(0.81)	$(1.26)	$(1.73)